UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

VALVOLINE INC.

2023 Annual Meeting
Vote by 11:59 PM ET on January 25, 2023.
For shares held in the Valvoline 401(k) Plan,
vote by 11:59 PM ET on January 23, 2023.



PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

D94111-Z83998

You invested in VALVOLINE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 26, 2023.**

Get informed before you vote

View the Annual Report/Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting them prior to January 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

January 26, 2023
8:00 A.M. ET

Valvoline's principal office
100 Valvoline Way
Lexington, KY 40509

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Eight Directors	
Nominees:	
1a. Gerald W. Evans, Jr.	For
1b. Richard J. Freeland	For
1c. Carol H. Kruse	For
1d. Vada O. Manager	For
1e. Samuel J. Mitchell, Jr.	For
1f. Jennifer L. Slater	For
1g. Charles M. Sonsteby	For
1h. Mary J. Twinem	For
2. Ratification of Appointment of Ernst & Young LLP as Valvoline's Independent Registered Public Accounting Firm for Fiscal 2023.	For
3. Non-binding Advisory Resolution Approving our Executive Compensation.	For
4. Non-binding Advisory Vote on the Frequency of Shareholder Advisory Votes on our Executive Compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D94112-Z83998